Borrowings	12 Months Ended
May. 31, 2015
Borrowings

NOTE F — BORROWINGS

A description of long-term debt follows:

May 31,	2015	2014
(In thousands)
Revolving credit facility with a syndicate of banks, through December 5, 2019(1)	$111,043	$2,090
Accounts Receivable Securitization Program with two banks, through May 9, 2017	100,000
Unsecured 6.70% senior notes due November 1, 2015(2)	—	150,000
Unsecured 6.50% senior notes due February 14, 2018(3)	248,996	248,627
Unsecured 6.125% senior note due October 15, 2019(4)	456,802	458,163
Unsecured $205,000 face value at maturity 2.25% senior convertible notes due December 15, 2020	188,158	185,474
Unsecured 3.45% senior notes due November 15, 2022	300,000	300,000
Unsecured 5.25% notes due June 1, 2045(5)	248,504	—
Other obligations, including capital leases and unsecured notes payable at various rates of interest due in installments through 2017	2,572	7,273

	1,656,075	1,351,627
Less: current portion	2,038	5,662

Total Long-Term Debt, Less Current Maturities	$1,654,037	$1,345,965

(1)	Interest was tied to AUD LIBOR at May 31, 2015, and averaged 3.095% for AUD denominated debt ($10,316), 1.075% on EUR denominated debt ($16,490), 1.265% on Euro LIBOR denominated debt ($70,000) and 1.259% on our swing-line ($14,237). Interest was tied to AUD LIBOR at May 31, 2014, and averaged 3.96% for AUD denominated debt.
(2)	We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%. Pursuant to the Redemption Notice issued to the holders thereof by the Company on April 28, 2015, the 6.70% Senior Notes issued by RPM United Kingdom G.P., which were due to mature on November 1, 2015, were redeemed on May 29, 2015.
(3)	The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $1.0 million and $1.4 million at May 31, 2015 and 2014, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.
(4)	Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes. The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.1 million and $0.2 million at May 31, 2015 and 2014. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $6.9 million and $8.3 million at May 31, 2015 and 2014, respectively. The premium effectively increased the proceeds from the financing. The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.
(5)	The $250.0 million face amount of the notes due 2045 is adjusted for the amortization of the original issue discount, which approximated $1.5 million at May 31, 2015. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 5.29%.

The aggregate maturities of long-term debt for the five years subsequent to May 31, 2015 are as follows: 2016 — $2.0 million; 2017 — $100.4 million; 2018 — $249.1 million; 2019 — $0; 2020 — $567.9 million and thereafter $736.7 million. Additionally, at May 31, 2015, we had unused lines of credit totaling $789.0 million.

Our available liquidity, including our cash and cash equivalents and amounts available under our committed credit facilities, stood at $963.8 million at May 31, 2015. Our debt-to-capital ratio was 56.2% at May 31, 2015, compared with 49.4% at May 31, 2014.

Revolving Credit Agreement

During fiscal 2015, we entered into an $800.0 million unsecured syndicated revolving credit facility (the “New Revolving Credit Facility”), which expires on December 5, 2019. The New Revolving Credit Facility replaced our prior $600.0 million revolving credit facility that was set to expire on June 29, 2017.

The New Revolving Credit Facility includes sublimits for the issuance of swingline loans, which are comparatively short-term loans used for working capital purposes and letters of credit. The aggregate maximum principal amount of the commitments under the New Revolving Credit Facility may be expanded upon our request, subject to certain conditions, up to $1.0 billion. The New Revolving Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditures, to satisfy all or a portion of our obligations relating to the plan of reorganization for our SPHC subsidiary, and for general corporate purposes.

The New Revolving Credit Facility requires us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio. Under the terms of the leverage covenant, we may not permit our consolidated indebtedness as of any fiscal quarter end to exceed 65% of the sum of such indebtedness and our consolidated shareholders’ equity on such date. The minimum required consolidated interest coverage ratio for EBITDA to interest expense is 3.50 to 1. The interest coverage ratio is calculated at the end of each fiscal quarter for the four fiscal quarters then ended.

As of May 31, 2015, we were in compliance with all covenants contained in our New Revolving Credit Facility, including the leverage and interest coverage ratio covenants. At that date, our leverage ratio was 54.8%, while our interest coverage ratio was 9.09 to 1. Our available liquidity under our New Revolving Credit Facility stood at $689.0 million at May 31, 2015.

Our access to funds under our New Revolving Credit Facility is dependent on the ability of the financial institutions that are parties to the New Revolving Credit Facility to meet their funding commitments. Those financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience excessive volumes of borrowing requests within a short period of time. Moreover, the obligations of the financial institutions under our New Revolving Credit Facility are several and not joint and, as a result, a funding default by one or more institutions does not need to be made up by the others.

Accounts Receivable Securitization Program

On May 9, 2014, we replaced our existing $150.0 million accounts receivable securitization program (which immediately prior to such replacement was assigned from Wells Fargo Bank, National Association to PNC Bank, National Association, as administrative agent) with a new, three-year, $200.0 million accounts receivable securitization facility (the “AR Program”). The AR Program was entered into pursuant to (1) a second amended and restated receivables sale agreement, dated as of May 9, 2014 (the “Sale Agreement”), among certain of our subsidiaries (the “Originators”), and RPM Funding Corporation, a special purpose entity (the “SPE”) whose voting interests are wholly owned by us, and (2) an amended and restated receivables purchase agreement, dated as of May 9, 2014 and subsequently amended on February 25, 2015 (the “Purchase Agreement”), among the SPE, certain purchasers from time to time party thereto (the “Purchasers”), and PNC Bank, National Association as administrative agent.

Under the Sale Agreement, the Originators may, during the term thereof, sell specified accounts receivable to the SPE, which may in turn, pursuant to the Purchase Agreement, transfer an undivided interest in such accounts receivable to the Purchasers. Once transferred to the SPE, such receivables are owned in their entirety by the SPE and are not available to satisfy claims of our creditors or creditors of the originating subsidiaries until the obligations owing to the participating banks have been paid in full. We indirectly hold a 100% economic interest in the SPE and will, along with our subsidiaries, receive the economic benefit of the AR Program. The transactions contemplated by the AR Program do not constitute a form of off-balance sheet financing, and will be fully reflected in our financial statements.

The maximum availability under the AR Program is $200.0 million. Availability is further subject to changes in the credit ratings of the Originator’s customers, customer concentration levels or certain characteristics of the accounts receivable being transferred and therefore at certain times we may not be able to fully access the $200.0 million of funding available under the AR Program. As of May 31, 2015, the outstanding balance under the AR Program was $100.0 million, which compares with the maximum availability on that date of $200.0 million.

The interest rate under the Purchase Agreement is based on the Alternate Base Rate, LIBOR Market Index Rate, one-month LIBOR or LIBOR for a specified tranche period, as selected by the SPE, at its option, plus in each case, a margin of 0.70%. In addition, as set forth in an Amended and Restated Fee Letter, dated May 9, 2014 (the “Fee Letter”), the SPE is obligated to pay a monthly unused commitment fee to the Purchasers based on the daily amount of unused commitments under the Agreement, which fee ranges from 0.30% to 0.50% based on usage.

The AR Program contains various customary affirmative and negative covenants and also contains customary default and termination provisions, which provide for acceleration of amounts owed under the AR Program upon the occurrence of certain specified events, including, but not limited to, failure by the SPE to pay interest and other amounts due, defaults on certain indebtedness, certain judgments, change in control, certain events negatively affecting the overall credit quality of transferred accounts receivable, bankruptcy and insolvency events, and failure by us to meet financial tests requiring maintenance of an interest coverage ratio, if applicable. If we do not maintain an investment grade public debt rating with at least two specified rating agencies, we must comply with the interest coverage ratio, which requires us not to permit the ratio, calculated at the end of each fiscal quarter for the four fiscal quarters then ended, of EBITDA, as defined in the AR Program, for such period to interest expense for such period, to be less than 3.5:1. This financial test, to the extent applicable, is substantively identical to a similar covenant already contained in our revolving credit facility.

Our failure to comply with the covenants described above and other covenants contained in the Credit Facility could result in an event of default under that agreement, entitling the lenders to, among other things, declare the entire amount outstanding under the Credit Facility to be due and payable. The instruments governing our other outstanding indebtedness generally include cross-default provisions that provide that under certain circumstances, an event of default that results in acceleration of our indebtedness under the Credit Facility will entitle the holders of such other indebtedness to declare amounts outstanding immediately due and payable.

2.25% Convertible Senior Notes due 2020

On December 9, 2013, we issued $205 million of 2.25% convertible senior notes due 2020 (the “Convertible Notes”). We will pay interest on the Convertible Notes semi-annually on June 15th and December 15th of each year, and began doing so on June 15, 2014. Net proceeds of approximately $200.1 million from the sale were used to refinance $200 million in principal amount of unsecured senior notes due December 15, 2013, which bear interest at 6.25%.

The Convertible Notes will be convertible under certain circumstances and during certain periods at an initial conversion rate of 18.8905 shares of RPM common stock per $1,000 principal amount of notes (representing an initial conversion price of approximately $52.94 per share of common stock), subject to adjustment in certain circumstances. In April 2015, we declared a dividend in excess of $0.24 per share, and consequently, the adjusted conversion rate at May 31, 2015 was 18.9162. The initial conversion price represents a conversion premium of approximately 37% over the last reported sale price of RPM common stock of $38.64 on December 3, 2013. Prior to June 15, 2020, the Convertible Notes may be converted only upon specified events, and, thereafter, at any time. Upon conversion, the Convertible Notes may be settled, at RPM’s election, in cash, shares of RPM’s common stock, or a combination of cash and shares of RPM’s common stock.

We account for the liability and equity components of the Convertible Notes separately, and in a manner that will reflect our nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. The effective interest rate on the liability component is 3.92%. Contractual interest was $4.6 million and $2.2 million for fiscal 2015 and 2014, respectively, and amortization of the debt discount was $2.7 million and $1.2 million for fiscal 2015 and 2014, respectively. At May 31, 2015, the remaining period over which the debt discount will be amortized was 5.5 years, the unamortized debt discount was $16.8 million, and the carrying amount of the equity component was $20.7 million.

3.45% Notes due 2022

On October 23, 2012, we sold $300 million aggregated principal amount of 3.45% Notes due 2022 (the “Notes”). The net proceeds of $297.7 million from the offering of the Notes were used to repay short-term borrowings outstanding under our $600 million revolving credit facility.

5.25% Notes due 2045

On May 26, 2015, we issued $250 million of 5.25% notes due 2045 (the “New Notes”). The New Notes were priced at 99.401% of the $250 million principal, and at that price, the New Notes have a yield to maturity of 5.29%. We will pay interest on the New Notes semi-annually on June 1st and December 1st of each year, and will begin doing so on December 1, 2015. Net proceeds of approximately $245.7 million from the offering of the New Notes were used to repay a portion of short-term borrowings outstanding under our New Revolving Credit Facility.